UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 1, 2006

GENESIS BIOVENTURES, INC.

(Exact name of registrant as specified in its charter)

New York	000-30252	98-0225226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

#1A – 3033 King George Highway Surrey, BC, Canada	V4P 1B8
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 542-0820

Copies of Communications to:

Stoecklein Law Group

402 West Broadway, Suite 400

San Diego, CA 92101

(619) 595-4882

Fax (619) 595-4883

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointments of Principal Officers

(b) Resignation of Director

On June 22, 2006, Mr. E. Greg McCartney submitted his resignation as a Director of the Registrant’s Board of Directors, effective immediately. Mr. McCartney’s resignation was not the result of any disagreement with the Registrant or its management.

(c) Appointment of Officer

On June 1, 2006, the Registrant’s Board of Directors appointed Mr. Jonathan F. Atzen to serve as the Registrant’s Secretary.

Jonathan F. Atzen, age 41, currently serves as the Senior Vice President and General Counsel of Advanced Cell Technology, Inc., which is a biotechnology company, focused on developing and commercializing human stem cell technology and is a publicly traded company quoted on the OTC Bulletin Board. Mr. Atzen joined Advanced Cell Technology in January 2005. In addition to his position at Advanced Cell Technology, Mr. Atzen currently serves as a Venture Partner and Corporate Counsel of Anthem Venture Partners. Prior to joining Advanced Cell Technology, from May 2003 through January 2005, Mr. Atzen was an attorney at Heller Ehrman/Venture Law Group. Mr. Atzen has worked as a corporate/securities attorney since 1991 and for other larger international law firms, the most recent being Morrison & Foerster LLP from September 1999 to May 2003. Prior to working at Morrison & Foerster LLP, Mr. Atzen worked at other law firms such as McDermott, Will & Emery and Brobeck, Phleger & Harrison LLP.

His corporate practice has focused on the representation of emerging growth and established technology companies in such industries as life sciences, semiconductors, wireless communications, software and alternative energy technologies. Mr. Atzen has provided general corporate counsel to public companies with respect to securities offerings, including initial public offerings, secondary offerings, PIPEs and spin-offs, and reporting and compliance matters under the Securities Exchange Act of 1934. Mr. Atzen also has experience in public and private company mergers and acquisitions. He received his B.A. degree in economics from the University of California at Santa Barbara and his J.D. from Loyola Law School.

(d) Election of a New Director

On June 1, 2006, the Registrant’s Board of Directors appointed Mr. Jonathan F. Atzen to serve on the Registrant’s Board of Directors. Mr. Atzen will serve until the next annual meeting of the Registrant’s shareholders. The Registrant has agreed to compensate Mr. Atzen for his board services by granting 100,000 registered shares of the Registrant’s common stock issued under its 2006 Consultant Stock Plan, a monthly board fee of $1,500, and an annual retainer fee of $5,000 per year.

Section 8 - Other Events

Item 8.01 Other Events

On June 16, 2006, the Registrant issued a press release announcing the exclusive agreement with Bio Business Development Company, Inc. to commercialize the Mad Cow Disease Rapid Test. A copy of the press release is attached hereto as Exhibit 99.1.

On June 22, 2006, the Registrant issued a press release announcing the resignation of Mr. E. Greg McCartney from the Registrant’s Board of Directors and the appointment of Mr. Jonathan F. Atzen to the Registrant’s Board of Directors. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01 – Exhibits

(c) Exhibit.

Exhibit Number	Exhibit Title of Description
99.1	Genesis Bioventures Press Release Announcing Exclusive Agreement with Bio Business Development Company, Inc., dated June 16, 2006.
99.2	Genesis Bioventures Press Release Announcing Addition of Corporate and Securities Attorney to GBI’s Board of Directors, dated June 22, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS BIOVENTURES, INC.

By:/s/ Douglas Lane

Douglas C. Lane, Chief Executive Officer

Date: July 7, 2006